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                                                                DRAFT OF 3/13/02


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: March 15, 2002
                (Date of earliest event reported: March 13, 2002)



                              BRUNSWICK CORPORATION
             (Exact name of Registrant as Specified in Its Charter)



             Delaware                   001-01043               36-0848180
  (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
of Incorporation of Organization)                         Identification Number)



        1 N. Field Court, Lake Forest, Illinois                   60045-4811
        (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (847) 735-4700


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 13, 2002, Brunswick Corporation (the "Company"), a Delaware corporation, terminated the engagement of Arthur Andersen LLP as its independent auditor. The decision to terminate the engagement of Arthur Andersen was recommended by the Company's Audit and Finance Committee and approved by its Board of Directors.

         Arthur Andersen's report on the financial statements of the Company for each of the years ended December 31, 2000, and December 31, 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2000, and December 31, 2001, and the interim period between December 31, 2001, and March 13, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the years ended December 31, 2000, and December 31, 2001, and the interim period between December 31, 2001, and March 13, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission). A letter from Arthur Andersen is attached as Exhibit 16.1 to this Report.

         The Company has engaged Ernst & Young LLP as its new independent auditor, effective March 14, 2002. During the years ended December 31, 2000, and December 31, 2001, and the interim period between December 31, 2001, and March 13, 2002, the Company did not consult with Ernst & Young regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was either the subject of a disagreement (as described above) or a reportable event.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit
Number         Description of Exhibit
------         ----------------------

16.1           Letter of Arthur Andersen LLP regarding change in certifying accountant.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BRUNSWICK CORPORATION

                                               By: /s/ VICTORIA J. REICH
                                                   -----------------------------
                                                   Victoria J. Reich
                                                   Chief Financial Officer
Date:    March 15, 2002



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                                  EXHIBIT INDEX


Exhibit
Number           Description of Exhibit
------           ----------------------

*16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.




------------------------------
* Filed herewith.